Exhibit 99.1

Select Additional Information

Cautionary statement regarding forward-looking statements

The information in this exhibit includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” All statements, other than statements of historical fact, included herein or incorporated by reference, that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements, including but not limited to such things as our future business strategy, plans and goals; our estimated future capital expenditures, construction, and other cash needs and expectations as to the funding or timing thereof; our expansion expectations, including with respect to the Hycroft Mine and Hasbrouck property; our expectations regarding the growth of our business and our estimates of reserves and other mineralized material or resources; the economic potential of the sulfide mineralization and milling project at the Hycroft Mine; the preliminary economic assessment at the Hasbrouck property; the anticipated results of the exploration drilling programs at our properties; future gold and silver prices; our production estimates; our expectations regarding gold and silver recovery; our estimated future sales and cost of sales; our anticipated cash flows, cash operating costs and adjusted cash costs; and the availability, terms and costs related to future borrowing, debt repayment, and equity funding.

The words “estimate,” “plan,” “anticipate,” “expect,” “intend,” “believe,” “project,” “target,” “budget,” “may,” “will,” “would,” “could,” “seeks,” or “scheduled to,” or other similar words, or negatives of these terms or other variations of these terms or comparable language or a discussion of strategy or intentions identify forward-looking statements. These cautionary statements are being made pursuant to the Securities Act, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (and the equivalent Canadian securities laws) with the intention of obtaining the benefit of the “safe harbor” provisions of such laws. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We believe that these risks and uncertainties include, but are not limited to, those described in the “Risk factors” section in our latest Annual Report on Form 10-K, our latest Quarterly Report on Form 10-Q and our other filings with the Securities and Exchange Commission (“SEC”) (and Canadian filings). Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this offering memorandum. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this exhibit, those results or developments may not be indicative of results or developments in subsequent periods.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements that we make in this exhibit speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Select financial and production data

The select financial and production data set forth below are not necessarily indicative of our future results of operations or financial condition. You should read this summary financial and production data together with our most recent Annual Report on Form 10-K, our most recent Quarterly Report on Form 10-Q and our audited and unaudited consolidated financial statements and related notes thereto. Historical results are not necessarily indicative of future performance.

The following tables set forth our summary consolidated financial data for the last twelve months ended March 31, 2012, which was derived from our audited consolidated financial statements for the year ended December 31, 2011 in our Annual Report on Form 10-K and the unaudited consolidated financial statements for the quarter ended March 31, 2012 in our Quarterly Report on

Form 10-Q.

Financial data

(in thousands)	Twelve months ended March 31, 2012

Statements of income data:
Revenue	$159,328
Operating expenses:
Production costs	58,047
Depreciation and amortization	7,426

Total cost of sales	65,473
Exploration, development, and land holding costs	20,028
Accretion	482
Corporate general and administrative	16,013

Income (loss) from operations	57,332
Interest income	584
Interest expense	(1,161)
Net foreign exchange gain	(22)
Loss due to change in value of equity-linked financial instruments	-
Gain on sale of mineral property	1,097
Other income	1,062

Income (loss) before taxes	58,892
Income tax (expense) benefit	(10,296)

Net income	$48,596

(in thousands)	Twelve months ended March 31, 2012

Statement of cash flow data:
Net cash provided by (used in) operating activities	$19,344
Net cash used in investing activities	(103,294)
Net cash provided by (used in) financing activities	$2,993

(in thousands)	Twelve months ended March 31, 2012

Other financial data:
Additions to plant and equipment	$(47,064)
Additions to mine development costs	(39,018)
Additions to mineral properties	(114)
Adjusted EBITDA(1)	70,784

(in thousands)	Year ended December 31,			Three months ended March 31,		Twelve months ended March 31, 2012
	2009	2010	2011	2011	2012

Adjusted EBITDA reconciliation to net income:
Net income	$8,451	$34,128	$36,709	$181	$12,068	$48,596
Adjustments:
Interest expense	1,030	-	712	156	605	1,161
Income tax expense (benefit)	(17,883)	(7,112)	6,349	76	4,023	10,296
Depreciation and amortization	3,132	6,972	6,984	1,558	2,000	7,426
Non-cash items included in other income	-	(269)	(1,494)	-	(655)	(2,149)
Non-cash loss due to change in value of equity- linked financial instruments	5,152	-	-	-	-	-
Non-cash stock-based compensation	5,755	8,375	6,562	4,084	2,472	4,950
Non-cash accretion expense	394	442	450	112	144	482
Net foreign exchange gain	(536)	(3,067)	(4)	(34)	(8)	22

Adjusted EBITDA	$5,495	$39,469	$56,268	$6,133	$20,649	$70,784

(in thousands)	Year ended December 31,			Three months ended March 31,		Twelve months ended March 31, 2012
	2009	2010	2011	2011	2012

Adjusted EBITDA reconciliation to operating cash flow:
Net cash provided by (used in) operating activities	$(23,817)	$24,295	$17,421	$446	$2,369	$19,344
Adjustments:
Interest expense	1,030	-	712	156	605	1,161
Income tax expense (benefit)	-	(1)	2,233	30	1,609	3,812
Net foreign exchange (gain) loss	(536)	(3,067)	(4)	(34)	(8)	22
Change in operating assets and liabilities	29,863	18,242	35,906	5,529	16,074	46,451
Other non-cash items	(1,045)	-	-	6	-	(6)

Adjusted EBITDA	$5,495	$39,469	$56,268	$6,133	$20,649	$70,784

(1) We use the measure of adjusted EBITDA which is a non-GAAP measure as defined by the SEC. This non-GAAP financial measure is based on the definition of Consolidated EBITDA in the indenture that will govern the notes. Consolidated EBITDA is defined as the net income, as adjusted for additional items subtracted from or added to net income, for us and our restricted subsidiaries. We believe that adjusted EBITDA provides further information that enhances investors’ understanding of the financial covenants contained in the indenture governing the notes and is an additional way of viewing aspects of our operations that, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provides a more complete understanding of our business. Adjusted EBITDA is not intended as a substitute and should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. In addition, our use of a non-GAAP financial measure may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. Adjusted EBITDA should not be considered as an alternative to net income or cash flow provided by operating activities as indicators of our performance or liquidity or any other measures of performance or liquidity derived in accordance with GAAP. The reconciliation of adjusted EBITDA to GAAP may not comply with the SEC rules governing the presentation of non-GAAP financial measures. The reconciliation of our adjusted EBITDA to net income and operating cash flow is as follows:

Production data

Set out below are certain production statistics in respect of our operations for the periods presented.

Twelve months ended March 31,
2012

Ore mined (tons in thousands)	17,678
Waste mined (tons in thousands)	20,007

Total material mined (tons in thousands)	37,685

Ore grade—gold (oz/ton)	0.013
Ore grade—silver (oz/ton)	0.415

Ounces produced—gold	115,757
Ounces produced—silver	583,845

Ounces sold—gold	87,197
Ounces sold—silver	440,740

Average realized price—gold	$1,652
Average realized price—silver	$35
Average spot price—gold	$1,649
Average spot price—silver	$35

Total adjusted cash costs (thousands)	$42,749
Adjusted cash costs(1)	$490

(1) The summary financial and production data above contain the non-GAAP measure of adjusted cash costs.

Non-GAAP measures

Adjusted EBITDA

To supplement our results prepared in accordance with GAAP, we use the measure of adjusted EBITDA, which is a non-GAAP measure as defined by the SEC. This non-GAAP financial measure is described below, and used in the tables below, is not intended as a substitute and should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. In addition, our use of a non-GAAP financial measure may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes.

We believe that adjusted EBITDA provides further information that enhances investors’ understanding of the financial covenants contained in the indenture governing the notes and is an additional way of viewing aspects of our operations that, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of our business. The calculation of adjusted EBITDA is based on the definition of Consolidated EBITDA in the indenture that will govern the notes. Consolidated EBITDA is defined as the net income, as adjusted for additional items subtracted from or added to net income, for us and our restricted subsidiaries.

Adjusted EBITDA should not be considered as an alternative to net income or cash flow provided by operating activities as indicators of our performance or liquidity or any other measures of performance or liquidity derived in accordance with GAAP. The reconciliation of adjusted EBITDA to GAAP may not comply with the SEC rules governing the presentation of non-GAAP financial measures.

In order to provide a meaningful basis for comparison, we are providing information with respect to our adjusted EBITDA for the years ended December 31, 2009, 2010 and 2011 and the three months ended March 31, 2011 and 2012 reconciled for each such period to net income and cash provided by (used in) operating activities, which are believed to be the most directly comparable measures under GAAP.

The following is a reconciliation of net income to adjusted EBITDA for the year ended December 31, 2010 and 2011, the three months ended March 31, 2012 and 2011 and the twelve months ended March 31, 2012:

	Year ended December 31,			Three months ended March 31,		Twelve months ended March 31,
(in thousands)	2009	2010	2011	2011	2012	2012

Net Income	$8,451	$34,128	$36,709	$181	$12,068	$48,596
Adjustments:
Interest expense	1,030	-	712	156	605	1,161
Income tax expense (benefit)	(17,883)	(7,112)	6,349	76	4,023	10,296
Depreciation and amortization	3,132	6,972	6,984	1,558	2,000	7,426
Non-cash items included in other income	-	(269)	(1,494)	-	(655)	(2,149)
Non-cash loss due to change in value of equity-linked financial instruments	5,152	-	-	-	-	-
Non-cash stock-based compensation	5,755	8,375	6,562	4,084	2,472	4,950
Non-cash accretion expense	394	442	450	112	144	482
Net foreign exchange gain	(536)	(3,067)	(4)	(34)	(8)	22

Adjusted EBITDA	$5,495	$39,469	$56,268	$6,133	$20,649	$70,784

The following is a reconciliation of net cash provided by (used in) operating activities to adjusted EBITDA for the years ended December 31, 2009, 2010 and 2011, the three months ended March 31, 2011 and 2012 and the twelve months ended March 31, 2012:

(in thousands)	Year ended December 31,			Three months ended March 31,		Twelve months ended March 31,
	2009	2010	2011	2011	2012	2012

Net cash provided by (used in) operating activities	$(23,817)	$24,295	$17,421	$446	$2,369	$19,344

Adjustments:
Interest expense	1,030	-	712	156	605	1,161
Income tax expense (benefit)	-	(1)	2,233	30	1,609	3,812
Net foreign exchange (gain) loss	(536)	(3,067)	(4)	(34)	(8)	22
Change in operating assets and liabilities	29,863	18,242	35,906	5,529	16,074	46,451
Other non-cash items	(1,045)	-	-	6	-	(6)

Adjusted EBITDA	$5,495	$39,469	$56,268	$6,133	$20,649	$70,784

Adjusted cash costs

“Adjusted cash costs” is a non-GAAP measure, calculated on a per ounce of gold sold basis, and includes all normal direct and indirect operating cash costs related directly to the physical activities of producing gold, including mining, processing, third party refining expenses, on-site administrative and support costs, royalties, and mining production taxes, net of by-product revenue earned from silver sales. Adjusted cash costs provides management and investors with a further measure, in addition to conventional measures prepared in accordance with GAAP, to assess the performance of our mining operations and ability to generate cash flow over multiple periods. In the gold mining industry, this is a common performance measure but does not have any standardized meaning, therefore, it may not be comparable to similar measures presented by other companies. Accordingly, this measure is intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

The table below presents a reconciliation between non-GAAP adjusted cash costs to cost of sales (GAAP) for the years ended December 31, 2009, 2010 and 2011, the three months ended March 31, 2011 and 2012, and the twelve months ended March 31, 2012:

	Year ended December 31,			Three months ended March 31,		Twelve months ended March 31,
($ in thousands, except adjusted cash costs)	2009	2010	2011	2011	2012	2012
Total cost of sales	$28,798	$64,685	$63,029	$14,695	$17,139	$65,473

Less:
Depreciation and amortization	(3,132)	(6,972)	(6,984)	(1,558)	(2,000)	(7,426)
Silver revenues	(806)	(4,842)	(12,983)	(2,019)	(4,334)	(15,298)

Total adjusted cash costs	$24,860	$52,871	$43,062	$11,118	$10,805	$42,749

Gold ounces sold	42,358	102,483	88,191	21,341	20,347	87,197

Adjusted cash costs	$587	$516	$488	$521	$531	$490

Description of mineral properties

Hycroft expansion project

We are currently expanding operations at the Hycroft Mine to (1) increase the mining rate, (2) improve the metal recovery potential with crushing and, ultimately, milling processes and (3) add the potential to process sulfide material. The current expansion project from this point forward is best described in the following four related activities: mine expansion, leach pad expansion and gyratory crushing project, and mill construction and infrastructure.

The expansion plans require us to upgrade the infrastructure at the Hycroft Mine. Major infrastructure items include the upgrade of the power transmission and distribution system to handle the milling demands and the construction of a rail siding.

A significant portion of our capital expenditures is funded through capital leases. During the three months ended March 31, 2012, we entered into two capital leases for the purchase of mining equipment and now have a total of 22 capital leases.

Our ability to execute on the desired timeline for the expansion project depends on our ability to obtain all requisite governmental permits, including without limitation, the important permits discussed below:

•	Crusher

•	We received a reclamation permit in March 2012, which allowed us to begin construction on the gyratory crusher. We have begun earthwork and foundation work.

•	We believe we will receive the air quality permit for the gyratory crusher in the third quarter of 2012, which will allow installation and operation of the crusher equipment.

•	Oxide expansion (pit and leach pad expansion)

•

Pursuant to the National Environmental Policy Act (“NEPA”), an environmental impact study (“EIS”) must be prepared that would allow construction of a new leach pad and an expansion of existing pits. The draft EIS was issued for public comment in January 2012 and we believe a record of decision will be issued in the third quarter of 2012. The draft EIS did not require any mitigation of the environmental impact of our expansion project that we believe would have a materially adverse effect on the economic feasibility of the expansion, although there can be no assurance that NEPA’s final decision will be identical to the draft that was released for public comment. Because the EIS is currently open for public comment, there can be no assurance that it will not be challenged.

•	Mill

•	A reclamation permit is needed in order to begin earthwork and foundation work on the construction of the mill. We anticipate receiving that permit in the beginning of 2013.

•	We believe we will receive the air quality permit for the mill in June of 2013, which will allow us to install and operate the milling equipment.

• Other permits

•

The current expansion plan contemplates expansion of an existing dry pit as well as expansion of the nearby rail spur. In addition, if our expansion plan is completed as contemplated, we will need to expand our tailings disposal areas. We anticipate submitting applications for the appropriate permits for these activities in the third quarter of 2012 and receiving the necessary permits and approvals by the second quarter of 2013.

•

The expansion plan, if fully executed, also contemplates that we will mine below the water table, which requires a special permit. We expect to apply for that permit in the third quarter of 2013, in which case the approval of the permit would be expected to be issued in the third quarter of 2015, after substantial environmental impact studies are conducted by the regulators.

While the expansion timeframes discussed above has been developed by us with county and state authorities, there is no guarantee that any permit will actually be issued in accordance with this timeframe, or at all.